UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 14, 2007
First Albany Companies Inc.
(Exact name of registrant as specified in its charter)

New York	0-14140	22-2655804

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

677 Broadway, Albany, New York	12207

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (518) 447-8500
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     This Amended Report on Form 8-K/A, Amendment No. 1 (“Amendment No. 1”) is being filed with the Securities and Exchange Commission (the “SEC”) to amend the Current Report on Form 8-K of First Albany Companies Inc. (the “Company”) filed with the SEC on May 15, 2007 disclosing the Investment Agreement (the “Investment Agreement”) between the Company and MatlinPatterson FA Acquisition LLC (“MatlinPatterson”) dated May 14, 2007.
     This Amendment No. 1 amends the Current Report on Form 8-K filed with the SEC on May 15, 2007 to add Item 3.03 and a related exhibit in connection with the Company’s amendment of the Rights Agreement (the “Rights Agreement”) between the Company and American Stock Transfer & Trust Company dated as of March 30, 1998 in respect of the proposed transaction with MatlinPatterson. In addition, this Amendment No. 1 adds a Notice to Shareholders in connection with Rule 14a-12 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a disclosure regarding forward looking statements, in each case as more fully set forth below.
Item 3.03 Material Modification to Rights of Security Holders.
     On May 14, 2007, in connection with the Investment Agreement, the Company amended the Rights Agreement (such amendment being referred to in this report as the “Rights Amendment”). Pursuant to the Rights Amendment, the definition of an “Acquiring Person”, as defined in the Rights Agreement, was amended to provide that MatlinPatterson, its affiliates or any group (as defined in Section 13(d) of the Exchange Act) in which it is a member would not become an Acquiring Person as a result of the execution and delivery of the Voting Agreements (as defined in the Investment Agreement) and the Investment Agreement or the consummation of the transactions contemplated by the Investment Agreement. In addition, the definitions of “Distribution Date” and “Shares Acquisition Date”, as defined in the Rights Agreement, were amended to provide that the execution and delivery of the Voting Agreements and the Investment Agreement and the consummation of any transactions contemplated by the Investment Agreement would not result in the occurrence of a Distribution Date or a Shares Acquisition Date.
     The foregoing description of the Rights Amendment does not purport to be complete and is qualified in its entirety by reference to the Rights Amendment which is filed as Exhibit 4.1 to this report.
Notice to Shareholders
     In connection with the Investment Agreement, the Company will prepare a proxy statement for the Company’s shareholders to be filed with the SEC. The proxy statement will contain information about the Company, the Investment Agreement and related matters. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION THAT SHAREHOLDERS SHOULD CONSIDER BEFORE

MAKING A DECISION ABOUT THE INVESTMENT AGREEMENT. In addition to receiving the proxy statement from the Company by mail, shareholders will be able to obtain the proxy statement, as well as other filings containing information about the Company, without charge, from the SEC’s website ( http://www.sec.gov ) or, without charge, from the Company’s website at www.fac.com or by directing such request to First Albany Companies Inc., 677 Broadway, Albany, New York 12207, Attention: Investor Relations.
     The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the Investment Agreement. Information concerning the Company and its directors and executive officers is set forth in the Company’s proxy statement and Annual Report on Form 10-K previously filed with the SEC, and will be set forth in the proxy statement relating to the Investment Agreement when it becomes available.
Forward-Looking Statements
     This report contains “forward-looking statements.” These statements are not historical facts but instead represent the Company’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. The Company’s forward-looking statements are subject to various risks and uncertainties, including the conditions of the securities markets, generally, and acceptance of the Company’s services within those markets and other risks and factors identified from time to time in the Company’s filings with the SEC. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in its forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements. The Company does not undertake to update any of its forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
4.1	Amendment to the Rights Agreement, dated as of May 14, 2007, by and between First Albany Companies Inc. and American Stock Transfer & Trust Company, as Rights Agent

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST ALBANY COMPANIES INC.
By:	/s/ C. Brian Coad
	Name:	C. Brian Coad
	Title:	Chief Financial Officer

Date: May 18, 2007